DODGE & COX FUNDS®

May 1, 2020

(as supplemented January 15, 2021)

Prospectus

Stock Fund (DODGX)

ESTABLISHED 1965

Global Stock Fund (DODWX)

ESTABLISHED 2008

International Stock Fund (DODFX)

ESTABLISHED 2001

Balanced Fund (DODBX)

ESTABLISHED 1931

Income Fund (DODIX)

ESTABLISHED 1989

Global Bond Fund (DODLX)

ESTABLISHED 2014

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Funds’ shareholder reports as permitted by new regulations adopted by the SEC, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

05/20 PR       Printed on recycled paper

Fund Summaries
1	Dodge & Cox Stock Fund
4	Dodge & Cox Global Stock Fund
7	Dodge & Cox International Stock Fund
10	Dodge & Cox Balanced Fund
14	Dodge & Cox Income Fund
17	Dodge & Cox Global Bond Fund
21	Other Important Information About Fund Shares
22	Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
26	Investment Restrictions
26	Disclosure of Portfolio Holdings
27	Additional Information on Investments
32	Investment Risks
38	How to Purchase Shares
40	How to Redeem or Exchange Shares
43	Transactions Through Financial Intermediaries
44	Excessive Trading Limitations
45	Other Transaction Information
45	Escheatment of Abandoned Property
45	Pricing of Fund Shares
46	Income Dividends and Capital Gain Distributions
47	Federal Income Taxes
48	Fund Organization and Management
49	Investment Committees
54	Investment Information and Shareholder Services
55	Financial Highlights

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of your investment.

Dodge & Cox Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.02%

Total Annual Fund Operating Expenses	0.52%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least

80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The Fund may use futures or options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets. The Fund may also use equity index futures to equitize, or create equity market exposure, approximately equal to some or all of its non-equity assets.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎

Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may

DODGE & COX FUNDS ∎ PAGE 1

be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure and may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a primary and secondary broad-based securities market index. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 13.29% (quarter ended March 31, 2012)

Lowest: –18.83% (quarter ended September 30, 2011)

Average Annual Total Returns

for the Periods Ended 12/31/2019

Dodge & Cox Stock Fund	1 Year	5 Years	10 Years
Return before taxes	24.80%	9.72%	12.60%
Return after taxes on distributions	21.70	7.70	11.37
Return after taxes on distributions and sale of Fund shares	16.65	7.37	10.32
S&P 500 Index (reflects no deduction for expenses or taxes)	31.49	11.70	13.56
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	26.54	8.29	11.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 2   ∎ DODGE & COX FUNDS

Fund Management

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), and International Equity Investment Committee (“IEIC”)	28/36
C. Bryan Cameron	Senior Vice President and Director of Research	28/37
David C. Hoeft	Senior Vice President, Director, Associate Chief Investment Officer, and member of GEIC	18/27
Steven C. Voorhis	Vice President, Associate Director of Research, and member of GEIC	14/24
Philippe Barret, Jr.	Vice President and Research Analyst	7/16
Kathleen G. McCarthy	Vice President and Research Analyst	4/13
Karol Marcin	Vice President, Research Analyst, and member of GEIC	2/20
Benjamin V. Garosi	Vice President and Research Analyst	1/11

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 3

Dodge & Cox Global Stock Fund

Investment Objective

The Fund seeks long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.02%

Total Annual Fund Operating Expenses	0.62%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may use futures or options referencing stock indices to hedge against a general downturn in the equity markets. The Fund also may also use equity index futures to equitize, or create equity market exposure, approximately equal to some or all of its non-equity assets.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎

Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market

PAGE 4   ∎ DODGE & COX FUNDS

instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure and may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, currency swaps, and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 14.97% (quarter ended September 30, 2010)

Lowest: –20.56% (quarter ended September 30, 2011)

Average Annual Total Returns for the Periods Ended 12/31/2019

Dodge & Cox Global Stock Fund	1 Year	5 Years	10 Years
Return before taxes	23.85%	7.20%	9.40%
Return after taxes on distributions	21.95	5.93	8.49
Return after taxes on distributions and sale of Fund shares	15.71	5.58	7.69
MSCI World Index (Net)* (reflects no deduction for expenses or taxes)	27.67	8.74	9.47

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX FUNDS ∎ PAGE 5

Fund Management

Dodge & Cox serves as investment manager to the Global Stock Fund. The Fund is managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), and International Equity Investment Committee (“IEIC”)	12/36
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of IEIC	12/32
David C. Hoeft	Senior Vice President, Director, Associate Chief Investment Officer, and member of USEIC	4/27
Roger G. Kuo	Senior Vice President, Director, Research Analyst, and member of IEIC	10/22
Steven C. Voorhis	Vice President, Associate Director of Research, and member of USEIC	12/24
Karol Marcin	Vice President, Research Analyst, and member of USEIC	12/20
Lily S. Beischer	Vice President and Research Analyst	12/19

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 6   ∎ DODGE & COX FUNDS

Dodge & Cox International Stock Fund

Investment Objective

The Fund seeks long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.63%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may use futures or options referencing stock indices to hedge against a general downturn in the equity markets. The Fund also may also use equity index futures to equitize, or create equity market exposure, approximately equal to some or all of its non-equity assets.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎

Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed

DODGE & COX FUNDS ∎ PAGE 7

by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure and may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, currency swaps, and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 18.14% (quarter ended September 30, 2010)

Lowest: –21.72% (quarter ended September 30, 2011)

Average Annual Total Returns For The Periods Ended 12/31/2019

Dodge & Cox International Stock Fund	1 Year	5 Years	10 Years
Return before taxes	22.78%	3.68%	5.76%
Return after taxes on distributions	22.00	3.15	5.39
Return after taxes on distributions and sale of Fund shares	14.60	2.96	4.77
MSCI EAFE (Europe, Australasia, Far East) Index (Net)* (reflects no deduction for expenses or taxes)	22.01	5.67	5.50

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 8   ∎ DODGE & COX FUNDS

Fund Management

Dodge & Cox serves as investment manager to the International Stock Fund. The Fund is managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), which consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), and Global Equity Investment Committee (“GEIC”)	13/36
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of GEIC	19/32
Roger G. Kuo	Senior Vice President, Director, Research Analyst, and member of GEIC	14/22
Mario C. DiPrisco	Vice President and Research Analyst	16/22
Keiko Horkan	Vice President and Research Analyst	13/20
Richard T. Callister	Vice President and Research Analyst	8/18
Englebert T. Bangayan	Vice President and Research Analyst	5/18
Raymond J. Mertens	Vice President and Research Analyst	2/17

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 9

Dodge & Cox Balanced Fund

Investment Objectives

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.53%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity securities and debt securities. Under normal circumstances no less than 25% and no more than 75% of the Fund’s total assets will be invested in equity securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity or debt securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. Asset allocation between equity and debt securities is based on the Fund’s assessment of the potential risks and returns for each asset class over a three- to five-year horizon. Factors used to estimate the range of potential returns include: future earnings growth, the outlook for the economy, inflation and interest rate trends, and current valuations relative to historical ranges.

Equity securities in which the Fund may invest include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund’s equity investments are typically in medium-to-large well-established companies based on standards of the applicable market. In selecting equity investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Debt securities in which the Fund may invest include government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, and may include other fixed and floating rate instruments. The proportion of Fund assets invested in various classes of debt securities is determined based on Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting debt securities, Dodge & Cox considers many factors, including yield, credit quality, liquidity, covenants, call risk, duration, structure, and capital appreciation potential. A maximum of 20% of the debt portion of the Fund may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the debt portion of the Fund may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. “Investment-grade” means (i) securities rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), including U.S. dollar-denominated foreign issues and issues of supranational agencies, or (ii) unrated securities if deemed to be of investment-grade quality by Dodge & Cox.

The Fund invests in hybrid securities, which may be classified as equity or debt depending on the specific structure and features of each security.

The Fund may use futures or options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets. The Fund also may also use equity index futures

PAGE 10   ∎ DODGE & COX FUNDS

to equitize, or create equity market exposure, approximately equal to some or all of its non-equity assets. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Asset allocation risk. The assumptions and theses on which Dodge & Cox bases its allocation of assets may be wrong. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Derivatives risk. Investing with derivatives, such as equity index futures and interest rate swaps and futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies and may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

DODGE & COX FUNDS ∎ PAGE 11

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 10.85% (quarter ended March 31, 2012)

Lowest: –14.14% (quarter ended September 30, 2011)

Average Annual Total Returns

For the Periods Ended 12/31/2019

Dodge & Cox Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	19.62%	7.78%	10.25%
Return after taxes on distributions	16.84	5.70	8.83
Return after taxes on distributions and sale of Fund shares	13.14	5.71	8.11
S&P 500 Index (reflects no deduction for expenses or taxes)	31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	8.72	3.05	3.75
Combined Index* (60% S&P 500 & 40% Bloomberg Barclays U.S. Aggregate Bond Index) (reflects no deduction for expenses or taxes)	22.18	8.39	9.78

*	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the Fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 12   ∎ DODGE & COX FUNDS

Fund Management

Dodge & Cox serves as investment manager to the Balanced Fund. The equity portion of the Balanced Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which is also responsible (in consultation with Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”)) for determining the asset allocation of the Balanced Fund. The debt portion of the Balanced Fund is managed by the USFIIC. USEIC consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), and International Equity Investment Committee (“IEIC”)	28/36
C. Bryan Cameron	Senior Vice President and Director of Research	28/37
David C. Hoeft	Senior Vice President, Director, Associate Chief Investment Officer, and member of GEIC	18/27
Steven C. Voorhis	Vice President, Associate Director of Research, and member of GEIC	14/24
Philippe Barret, Jr.	Vice President and Research Analyst	7/16
Kathleen G. McCarthy	Vice President and Research Analyst	4/13
Karol Marcin	Vice President, Research Analyst, and member of GEIC	2/20
Benjamin V. Garosi	Vice President and Research Analyst	1/11

USFIIC	consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, and member of Global Fixed Income Investment Committee (“GFIIC”)	34/37
Thomas S. Dugan	Senior Vice President, Director, Director of Fixed Income, and member of GFIIC	26/26
Larissa K. Roesch	Vice President, Client Portfolio Manager, and Client Portfolio Counselor	22/23
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	18/21
Anthony J. Brekke	Vice President, Client Portfolio Manager, and Research Analyst	12/17
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	10/18
Lucinda I. Johns	Vice President, Associate Director of Fixed Income, Research Analyst, and member of GFIIC	8/18
Nils M. Reuter	Vice President, Research Analyst, and Trader	2/17
Michael Kiedel	Vice President and Research Analyst	2/12

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 13

Dodge & Cox Income Fund

Investment Objectives

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.02%

Total Annual Fund Operating Expenses	0.42%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover

The Fund incurs transaction costs when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of bonds and other debt securities. Under normal circumstances, the Fund will invest at least

80% of its total assets in (1) investment-grade debt securities and (2) cash equivalents. “Investment grade” means (i) securities rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), or, (ii) if unrated, deemed to be of similar quality by Dodge & Cox. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers.

Debt securities in which the Fund invests include obligations issued or guaranteed by the U.S. government, its agencies or government sponsored entities (“GSEs”), mortgage- and asset-backed securities, corporate and municipal bonds, and may include other fixed and floating rate instruments. The Fund may invest up to 20% of its total assets in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. The Fund may also invest in interest rate derivatives, such as U.S. Treasury futures contracts and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

The proportions of Fund assets invested in various classes of debt securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield, credit quality, liquidity, covenants, call risk, duration, structure, and capital appreciation potential.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds, generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain GSEs are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.

PAGE 14   ∎ DODGE & COX FUNDS

∎	Non-U.S. investment risk. Securities of non-U.S. issuers may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Emerging markets risk. Emerging market securities present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Derivatives risk. Investing with derivatives, such as interest rate swaps and futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue a company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described above.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 3.70% (quarter ended March 31, 2019)

Lowest: –1.84% (quarter ended June 30, 2013)

Average Annual Total Returns

for the Periods Ended 12/31/2019

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	9.73%	3.69%	4.43%
Return after taxes on distributions	8.18	2.32	3.00
Return after taxes on distributions and sale of Fund shares	5.80	2.22	2.83
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	8.72	3.05	3.75

DODGE & COX FUNDS ∎ PAGE 15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fund Management

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), which consists of the following nine members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, and member of Global Fixed Income Investment Committee (“GFIIC”)	34/37
Thomas S. Dugan	Senior Vice President, Director, Director of Fixed Income, and member of GFIIC	26/26
Larissa K. Roesch	Vice President, Client Portfolio Manager, and Client Portfolio Counselor	22/23
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	18/21
Anthony J. Brekke	Vice President, Client Portfolio Manager, and Research Analyst	12/17
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	10/18
Lucinda I. Johns	Vice President, Associate Director of Fixed Income, Research Analyst, and member of GFIIC	8/18
Nils M. Reuter	Vice President, Research Analyst, and Trader	2/17
Michael Kiedel	Vice President and Research Analyst	2/12

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 16   ∎ DODGE & COX FUNDS

Dodge & Cox Global Bond Fund

Investment Objectives

The Fund seeks a high rate of total return consistent with long-term preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.33%

Total Annual Fund Operating Expenses	0.83%
Expense Reimbursement	0.38%*

Net Expenses	0.45%*

*	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.45% through April 30, 2021. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same but Dodge & Cox or the Fund terminates the expense reimbursement agreement as of April 30, 2021.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$227	$423	$990

Portfolio Turnover

The Fund incurs transaction costs when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of bonds and other debt instruments of issuers from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forward contracts, futures contracts, or swap agreements. Debt instruments in which the Fund may invest include, but are not limited to, government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, and other fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. dollar-denominated debt instruments.

The Fund invests primarily in investment-grade debt instruments (instruments rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), or, if unrated, deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds.

The Fund may buy or sell non-U.S. currencies and may enter into various currency or interest rate-related transactions involving derivative instruments, including forward contracts, futures contracts, and swap agreements. The Fund may use derivatives to seek to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. For example, the Fund may invest in derivative instruments that create exposure to a specific security or market sector as a substitute for a direct investment in the security or sector itself or to benefit from changes in the relative values of selected currencies. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

In selecting securities, Dodge & Cox considers many factors, including, without limitation, yield, structure, covenants, credit quality, liquidity, call risk, duration, and capital appreciation potential. For all securities that are denominated in a foreign currency, Dodge & Cox analyzes whether to accept or hedge the associated interest rate and currency risks. Dodge & Cox considers, among other things, a country’s economic outlook and political stability, the protections provided to foreign investors, relative interest rates, exchange rates, a country’s monetary and fiscal policies, its debt stock, and its ability to meet its funding needs.

The Fund may purchase or sell holdings for a variety of reasons such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. The proportions of the Fund’s

DODGE & COX FUNDS ∎ PAGE 17

assets held in various debt instruments will be revised in light of Dodge & Cox’s appraisal of the global economy, the relative yields of securities in the various market sectors and countries, the potential for a currency’s appreciation, the investment prospects for issuers, the countries’ domestic and political conditions, and other factors.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment grade, also known as high-yield or “junk” bonds generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of investments denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure and may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, interest rate swaps, and futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government-sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described above.

PAGE 18   ∎ DODGE & COX FUNDS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad measure of market performance. The Fund has benefited since its inception from an expense reimbursement agreement. Without the expense reimbursement, Fund returns would have been lower. As of January 15, 2021, the Fund’s benchmark index was changed from the Bloomberg Barclays Global Aggregate Bond Index (unhedged) to the Bloomberg Barclays Global Aggregate Bond Index (hedged). The Fund’s investment manager believes that the hedged index is a more appropriate index against which to measure performance in light of the Fund’s investment philosophy; however, the Fund does not hedge all of its non-U.S. dollar currency exposure.

Dodge & Cox Global Bond Fund, L.L.C., a private fund managed and funded by Dodge & Cox (the “Private Fund”), was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund was organized as Delaware limited liability company and was treated as a disregarded entity under the Internal Revenue Code of 1986, as amended (the “Code”). The Private Fund commenced operations on December 5, 2012, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected its performance. The Fund’s performance for periods prior to the commencement of operations on May 1, 2014, is that of the Private Fund. The performance of the Private Fund has not been restated because the net total operating expense ratio of the Private Fund and the Fund (after the application of the expense reimbursement agreement) are the same. The 2012 and 2013 audited financial statements of the Private Fund are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) database on the SEC’s website (sec.gov), or by calling the Fund at 800-621-3979.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 4.69% (quarter ended March 31, 2019)

Lowest: –4.16% (quarter ended September 30, 2015)

Average Annual Total Returns

for the Periods Ended 12/31/2019

Dodge & Cox Global Bond Fund	1 Year	5 Years	Since Inception (12/5/2012)
Return before taxes	12.23%	4.07%	3.51%
Return after taxes on distributions	10.71	3.01	2.68
Return after taxes on distributions and sale of Fund shares	7.23	2.67	2.35
Bloomberg Barclays Global Aggregate Bond Index (hedged) (reflects no deduction for expenses or taxes)	8.22	3.57	3.56
Bloomberg Barclays Global Aggregate Bond Index (unhedged) (reflects no deduction for expenses or taxes)	6.84	2.31	1.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX FUNDS ∎ PAGE 19

Fund Management

Dodge & Cox serves as investment manager to the Global Bond Fund. The Fund is managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, and member of U.S. Fixed Income Investment Committee (“USFIIC”)	6/37
Thomas S. Dugan	Senior Vice President, Director, Director of Fixed Income, and member of USFIIC	6/26
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of USFIIC	6/21
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of USFIIC	6/18
Lucinda I. Johns	Vice President, Associate Director of Fixed Income, Research Analyst, and member of USFIIC	6/18
Matthew B. Schefer	Vice President and Research Analyst	2/12
Jose F. Ursua	Vice President and Macro Research Analyst	*/5

*	Mr. Ursua was appointed to the GFIIC effective January 2020.

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 20   ∎ DODGE & COX FUNDS

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after DST Asset Manager Solutions, Inc. (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

DODGE & COX FUNDS ∎ PAGE 21

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

This section takes a closer look at the investment objectives and certain risks of investing in the Dodge & Cox Funds (each a “Fund” and, collectively, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

Dodge & Cox Investment Management Approach

Fundamental bottom-up research, a long-term investment horizon, and rigorous valuation discipline are central to Dodge & Cox’s investment philosophy. Investment decisions are made by a team of seasoned investment professionals based on key fundamental factors that we believe determine investment value over the long term. Our investment analysts operate from a single location to foster communication and collaboration, and each investment idea is subject to committee review for both its merits as a specific investment and its role in the overall portfolio. Our approach stresses an evaluation of risk relative to opportunity and we seek investments that we believe are undervalued by the market.

Equity Investing

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that we believe are undervalued given their long-term prospects. Individual company research drives the selection of equity securities for the Funds’ portfolios. Our team of global research analysts, organized by industry, conducts detailed primary research, which provides us the necessary perspective about industry dynamics to assess company fundamentals and compare valuations. We identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. We focus our research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that we believe ultimately determine business success. When evaluating investment opportunities, Dodge & Cox may also consider whether environmental, social and/or corporate governance factors are likely to have a material impact on an issuer’s risk/reward profile. The Funds typically invest in medium-to-large well-established companies. It is the general practice of the Funds to invest in equity securities that have liquid secondary markets. Particularly when investing in securities of non-U.S. issuers, Dodge & Cox considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders. We consider the sale of a holding when we believe the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than our own expectations, when our assessment of a company’s long-term fundamentals grows negative or when we identify more attractive opportunities elsewhere.

Fixed Income Investing

Dodge & Cox’s fixed income investment strategy is to construct and manage a high average quality portfolio of securities selected through bottom-up fundamental analysis and with an emphasis on valuation. By combining fundamental research with a long-term investment horizon, we seek to uncover and act upon inefficiencies in the relative valuations of individual securities. Our credit research focuses on the factors that can influence an individual issuer’s creditworthiness and any downside protection that exists. At the security level, our analysis emphasizes the terms and conditions and structural characteristics of each instrument. We also consider economic trends and special circumstances that may affect an industry or a specific issuer or issue. While considering factors such as yield, credit quality, liquidity, call risk, duration, structure, covenants, and capital appreciation potential, we seek to construct a fixed income portfolio that will generate a relatively high, sustainable income stream without assuming undue levels of risk.

Particularly when investing outside the United States, Dodge & Cox considers a country’s financial strength and the rights of foreign creditors. In particular, we evaluate a country’s economic outlook and political stability, its monetary and fiscal policies, its debt stock, its regulatory framework, including its insolvency regime, and its ability to meet its funding needs. For securities denominated in or otherwise exposed to foreign currency, we consider relative interest rates and exchange rates in deciding whether to accept or hedge those risks.

Dodge & Cox normally invests in an array of debt securities with short, intermediate, and long maturities in varying proportions. The average maturity at any given time of the debt securities in the Funds depends, in part, on Dodge & Cox’s assessment of the factors described above and Dodge & Cox’s expectation regarding the future level of inflation and interest rates.

Yields on a debt security depend on a variety of factors, including the general conditions of the money and debt securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit rating of the issue. Debt securities with longer maturities or lower credit ratings tend to have higher yields and are generally subject to greater price volatility due to their higher interest rate and credit risks. No specific yield on shares of a Fund can be guaranteed.

Dodge & Cox Stock Fund (“SF”)

Investment Objective: The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, and securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

PAGE 22   ∎ DODGE & COX FUNDS

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may use futures or options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash and/or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, such as S&P 500 futures, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking such a defensive position, the Fund may not achieve its investment objectives.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 17%, 20%, and 13%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox Global Stock Fund (“GSF”)

Investment Objective: The Fund seeks long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may use futures or options referencing stock indices to hedge against a general downturn in the equity markets.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, referencing U.S. and/or non-U.S. stock indices, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking such a defensive position, the Fund may not achieve its investment objectives.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 22%, 31%, and 18%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox International Stock Fund (“ISF”)

Investment Objective: The Fund seeks long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may use futures or options referencing stock indices to hedge against a general downturn in the equity markets.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, referencing U.S. and/or non-U.S. stock indices, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes,

DODGE & COX FUNDS ∎ PAGE 23

the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 15%, 17%, and 17%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period.

A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox Balanced Fund (“BF”)

Investment Objective: The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund invests in a diversified portfolio of equity securities and debt securities. Under normal circumstances, the Fund will invest no less than 25% and no more than 75% of its total assets in equity securities. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Asset allocation between equity and debt securities is based on the Fund’s assessment of the potential risks and returns for each asset class over a three- to five-year horizon. Factors used to estimate the range of potential returns include: future earnings growth, the outlook for the economy, inflation and interest rate trends, and current valuations relative to historical ranges. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity or debt securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

Equity securities in which the Fund may invest include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may use futures or options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets. The Fund may also purchase equity index futures contracts, such as S&P 500 futures, to equitize, or create equity market exposure approximately equal to, some or all of its available non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables.

Debt securities in which the Fund may invest include, but are not limited to, obligations issued or guaranteed by the U.S. government, its agencies, or GSEs, mortgage- and asset-backed securities, corporate and municipal bonds, inflation-linked securities, and other fixed and floating rate instruments. The Fund invests the debt portion of its assets primarily in debt securities issued or guaranteed by the U.S. government, its agencies or GSEs, and other investment-grade debt securities (securities rated Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO or, if unrated, are deemed to be of investment-grade quality by Dodge & Cox). A maximum of 20% of the debt portion of the Fund may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the debt portion of the Fund may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. In addition, up to 5% of the debt portion of the Fund may be invested in non-U.S. dollar-denominated securities. The Fund may invest in exchange-traded funds as a means to temporarily gain exposure to a portion of the bond market in the debt portion of the Fund while awaiting the purchase of securities or to more efficiently gain exposure to a particular asset class. Such investment will be considered an investment in debt securities by the Fund.

The Fund invests in hybrid securities, including preferred stock and capital securities such as contingent convertible bonds. These securities may be classified as equity or debt depending on the specific structure and features of each security.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer, group of issuers, or index.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 35%, 24%, and 19%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox Income Fund (“IF”)

Investment Objective: The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize

PAGE 24   ∎ DODGE & COX FUNDS

capital appreciation. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in (1) investment-grade debt securities and (2) cash equivalents. “Investment grade” means (i) securities rated Baa3 or higher by Moody’s, or BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO, or, (ii) if unrated, deemed to be of similar quality by Dodge & Cox. Debt securities in which the Fund may invest include, but are not limited to, obligations issued or guaranteed by the U.S. government, its agencies, or GSEs, mortgage- and asset-backed securities, corporate and municipal bonds, inflation-linked securities, and other fixed and floating rate instruments. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may also invest in securities not mentioned above, including hybrid securities such as preferred stocks and convertible securities. Up to 20% of the Fund’s total assets may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. In addition, up to 5% of the Fund’s total assets may be invested in non-U.S. dollar-denominated securities. The Fund may invest in exchange-traded funds as a means to temporarily gain exposure to a portion of the bond market while awaiting the purchase of securities or to more efficiently gain exposure to a particular asset class. Such investment will be considered an investment in debt securities by the Fund.

The Fund seeks relative price appreciation by selecting securities Dodge & Cox believes to be undervalued based on research and fundamental analysis and by making gradual adjustments in the average duration of the Fund’s portfolio.

The Fund may invest in interest rate derivatives, such as U.S. Treasury futures contracts and swap agreements, for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. Under normal circumstances, the Fund intends to hedge the direct currency exposure of its non-U.S. dollar-denominated investments with currency derivatives, such as forward contracts, futures contracts, and swap contracts. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer, group of issuers, or index.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and, for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 49%, 37%, and

19%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox Global Bond Fund (“GBF”)

Investment Objective: The Fund seeks a high rate of total return consistent with long-term preservation of capital.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of bonds and other debt instruments of issuers from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forwards contracts, futures contracts, or swap agreements. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

Debt instruments in which the Fund may invest include, but are not limited to, government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, inflation-linked securities, and other fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. dollar-denominated debt instruments across all sectors. The Fund invests primarily in investment-grade debt instruments (instruments rated Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in below investment-grade debt securities, commonly referred to as high-yield or “junk” bonds. The Fund may invest in exchange-traded funds as a means to temporarily gain exposure to a portion of the bond market while awaiting the purchase of securities or to more efficiently gain exposure to a particular asset class. Such investment will be considered an investment in debt securities by the Fund.

The Fund may purchase or sell holdings for a variety of reasons, such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. In seeking to achieve the objective of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

The Fund may buy or sell foreign currencies and enter into various currency- or interest rate-related transactions involving derivative instruments, including forwards, futures, swaps, and options. The Fund may use derivatives either to hedge or seek to reduce risks relating to other investments or to create exposure to interest rates, securities, or currencies as a substitute for direct

DODGE & COX FUNDS ∎ PAGE 25

investment. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to an issuer, group of issuers, or index. The Fund’s use of derivatives is related to the implementation of its overall primary investment strategy. The Fund does not invest primarily in derivatives and is not intended to be a vehicle through which shareholders can invest in, or otherwise seek exposure to, derivatives.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019, 2018, and 2017 were 60%, 55%, and 46%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

Investment Restrictions

The Funds are subject to additional investment restrictions which are described in the SAI.

The percentage limitations included in this prospectus and SAI apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any  securities.

Disclosure of Portfolio Holdings

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information (“SAI”).

The Funds provide a complete list of their holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Funds’ Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Funds’ quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PAGE 26   ∎ DODGE & COX FUNDS

Additional Information on Investments

The following table identifies investments and investment practices that are likely to be used by the Funds in seeking to achieve their objectives. The table highlights the differences and similarities among the Funds in their use of these techniques and other investment practices and investment instruments. This is not a complete list of every investment type that a Fund may use and a Fund may use an investment type even if it is not marked below. Information about these investments is provided below; more information about these and other investments and investment practices that the Funds may use is provided in the SAI.

Investment or Practice	SF	GSF	ISF	BF	IF	GBF
Asset-Backed Securities				X	X	X
Cash Equivalents	X	X	X	X	X	X
Corporate Bonds				X	X	X
Depositary Receipts	X	X	X	X		X
Derivatives	X	X	X	X	X	X
Credit Derivatives				X	X	X
Credit Default Swaps				X	X	X
Bond Total Return Swaps				X	X	X
Currency Derivatives	X	X	X	X	X	X
Currency Forwards, Swaps, and Futures	X	X	X	X	X	X
Cross-Currency Swaps						X
Currency Options						X
Equity Derivatives	X	X	X	X
Equity Index Futures	X	X	X	X
Equity Index Put Options	X	X	X	X
Equity Total Return Swaps	X	X	X	X
Interest Rate Derivatives				X	X	X
Equity Securities	X	X	X	X
Common Stocks	X	X	X	X
Standby Commitment Agreements	X	X	X	X
Exchange-Traded Funds				X	X	X
Hybrid Securities	X	X	X	X	X	X
Mortgage-Backed Securities				X	X	X
Collateralized Mortgage Obligations				X	X	X
Mortgage Pass-Through Securities				X	X	X
Municipal Bonds				X	X	X
Non-U.S. Securities	X	X	X	X	X	X
Private Placement Securities	X	X	X	X	X	X
Sovereign and Government-Related Debt				X	X	X
U.S. Government Obligations	X	X	X	X	X	X
When-Issued Securities	X	X	X	X	X	X

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds issued through special purpose vehicles and backed by pools of loans or other receivables. ABS are created from many types of assets, including home equity loans, auto loans, student loans, and credit card receivables. The credit quality of an ABS security depends on the quality and performance of its underlying assets and/or the level of any credit support provided to its structure.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements.

Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which a Fund purchases a security from a bank or securities dealer and agrees to resell the security to that bank or securities dealer on a specified future date at the same price, plus a specified interest rate.

Corporate Bonds. Corporate bonds are debt securities issued by corporations and similar entities, including real estate investment trusts or limited partnerships. Corporate bonds pay a specified

DODGE & COX FUNDS ∎ PAGE 27

amount of interest, usually at regular intervals, and repay the amount of their principal investment, usually at maturity.

Depositary Receipts. Depositary receipts, including American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, Global Depositary Notes, and similar instruments are certificates evidencing ownership of securities of a foreign issuer. The certificates are issued by depositary banks and the underlying securities are held in trust by a custodian bank or similar institution. Depositary receipts may be purchased on securities exchanges or directly from dealers.

Credit Default Swaps. Credit default swaps can be used to manage the credit risk associated with an investment or to increase credit exposure without investing directly in the underlying security or securities. Credit derivatives are swap agreements based on the credit risk of one or more referenced issuers of debt. In a single-name credit default swap, one party (the “buyer” of credit protection) pays the other party (the “seller” of credit protection) an upfront amount and/or a periodic stream of payments over the term of the contract or until the occurrence of a “credit event,” such as the bankruptcy of an issuer referenced in the contract. If a credit event occurs, the seller pays the buyer the “par value” (full notional value) of the credit default swap in exchange for an equal face amount of the referenced issuer’s debt securities. If the credit default swap is cash settled, the seller is required to make a payment equal to the difference between the par value and the market value of such securities. An index credit default swap refers to a published list of issuers, each representing a pro-rata portion of the total notional amount. If a credit event occurs with respect to any issuer, the parties settle only the portion of the trade related to that issuer, and the trade continues with respect to the remaining names.

Bond Total Return Swaps. A total return swap is a contract that can create long or short economic exposure to an underlying security, or to a basket or index of securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including income and capital gains) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase. Total return swaps may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of fixed income securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Currency Derivatives. Currency derivatives can be used to manage non-U.S. currency exposure, to hedge non-U.S. interest rate risk, or to take long or short positions with respect to currencies or non-U.S. interest rates. A Fund may use currency derivatives to lock in the U.S. dollar purchase price of a non-U.S. dollar-denominated security or to hedge other types of exposure to non-U.S. currencies. A Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a currency other than the currency being hedged (a “cross-hedge”) if Dodge & Cox believes that there is a correlation between the currency in which the cross-hedge is denominated and the currency being hedged. Currency derivatives may be used in anticipation of an increase or decrease of the value of one currency relative to another. The Funds may also exchange currencies on a “spot” basis. The Global Bond Fund may take long or short positions in currencies regardless of whether those positions are intended to hedge exposure created by other investments.

Currency Forwards, Swaps and Futures. Currency forward contracts (or “FX forwards”) are agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified currency amount at a specified future time and price. FX forwards are individually negotiated and privately traded. Although some FX forwards by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment representing the difference in value between two amounts of different currencies. A currency swap (or “FX swap”) is a transaction under which the parties agree to buy and sell identical amounts of two currencies on two different dates. This is typically arranged as a spot currency transaction (or short-dated currency forward contract) that will be reversed at a set future date through an offsetting currency forward transaction.

Currency futures contracts are agreements that are economically similar to currency forward contracts, but are standardized, traded through a national (or foreign) exchange, and cleared through an affiliate of the exchange.

Cross-Currency Swaps. A cross-currency swap is an interest rate swap in which each party makes payments in a different currency. Typically, upon initiation of a cross-currency swap, the two parties exchange principal amounts of the specified currencies. During the life of the swap, each party makes payments to the other in a specified currency based on applying a specified rate to the principal amount. At the maturity of the swap, the parties reverse the initial exchange of the principal amounts in the two currencies.

Currency Options. Currency options provide the holder the right to buy or sell a currency at a fixed price on a future date. The buyer of a put option on a currency has the right to sell the currency at the exercise price, while the buyer of a call option on a currency has the right to purchase the currency at the exercise price. Currency options may be traded over-the-counter, with negotiated strike prices, expiration dates, and other terms, or on exchanges, subject to standardized terms. Currency options are influenced by all of the risk factors inherent in currency and foreign exchange investments generally, and may be more volatile than their underlying currencies.

Equity Index Futures. Equity index futures contracts can be used to create exposure to a stock index such as the S&P 500, and short positions in equity index futures can be used to hedge the equity exposure of a Fund’s portfolio with regard to market risk. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of referenced index as of such date. By establishing a short position in an equity index futures contract, a Fund may seek to protect the value of its portfolio against an overall decline in the market. Futures contracts are standardized, traded through a national (or foreign) exchange, and cleared through an affiliate of the exchange.

PAGE 28   ∎ DODGE & COX FUNDS

Equity Index Put Options. The buyer of an equity index put option receives the right to a payment equal to the difference between the strike price and the price of the referenced index upon exercise. If the value of the referenced index increases, the put option has no value, but the buyer is not obligated to make payments. Equity index put options may be used to hedge against a general downturn in the equity markets.

Equity Total Return Swaps. An equity total return swap is a contract that can create long or short economic exposure to an underlying equity security, or to a basket or index of securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

Interest Rate Derivatives: Interest Rate Futures and Interest Rate Swaps. Interest rate futures contracts include agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified interest-bearing security, at a specified future time and price. Interest rate derivatives also include futures contracts that relate to a particular referenced interest rate (e.g., LIBOR or EURIBOR) and futures contracts on U.S. or non-U.S. government debt (e.g., Treasury or Bund futures contracts). Interest rate futures are standardized, traded through a national (or foreign) exchange and cleared through an affiliate of the exchange. Interest rate swaps are transactions under which each party agrees to make payments to the other based on applying a different interest rate to the same notional amount. One of the rates may be fixed and the other floating, or both rates may be floating. Some interest rate swaps are traded on swap execution facilities, while others are traded directly with dealer counterparties. Some interest rate swaps are cleared through central counterparties. A Fund may enter into interest rate futures or swaps for a variety of purposes in connection with the management of the interest rate exposure of its portfolio, including adjusting portfolio duration, hedging against possible increases or decreases in rates, or increasing or decreasing exposure to interest rates.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stocks. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stock holders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which represent an interest in non-U.S. securities held by a custodian bank).

Standby Commitment Agreements. A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at a predetermined price at the option of the issuer or its underwriter. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Exchange-Traded Funds. An exchange-traded fund (“ETF”) is a fund that is comprised of a basket of securities that is traded on an exchange. Investing in an ETF is subject to the same primary risks as investing directly in the underlying securities in the basket. In addition, ETFs are subject to certain unique risks including, but not limited to, the risk that: (i) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange. Shareholders of a Fund that invests in ETFs will bear indirectly expenses of the ETF because such expenses impact the net asset value of the shares of the ETFs, which impacts the net asset value of the Fund.

Hybrid Securities. Hybrid securities have characteristics that differ from both common stocks and senior debt securities, typically ranking senior to common stock and subordinate to senior debt in an issuer’s capital structure. Hybrid securities may have features such as deferrable and/or non-cumulative interest payments, long-dated maturity or no maturity, reduced or no acceleration rights, and may be subject to principal reduction without default under certain circumstances. Types of hybrid securities include, without limitation, preferred stocks, warrants, capital securities, convertible securities, and contingent convertible bonds. For a fund that invests in both equity and debt securities, such as the Dodge & Cox Balanced Fund, hybrid securities will be classified as equity or debt based on their specific structures and features.

Preferred Stock. Preferred stock is usually subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants permit a holder to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Capital Securities. Capital securities may be issued in the form of preferred securities or subordinated debt securities. Capital securities may be long-dated or perpetual (i.e., have no maturity) and typically distribute income on a monthly, quarterly or semi-annual basis. Issuers are permitted to defer income payments (which may or may not accumulate for future payment). Capital securities may contain call or maturity extension features.

Convertible Securities. Convertible securities are preferred stock or debt securities that are convertible into common stock at a

DODGE & COX FUNDS ∎ PAGE 29

specified price during a specified period of time or upon the occurrence of a specified event. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Contingent Convertible Bonds. Contingent convertible bonds are deeply subordinated debt securities issued by non-U.S. financial institutions for the purpose of meeting regulatory capital requirements. These bonds are typically perpetual and have discretionary, non-cumulative interest payments. Interest payments may be suspended at the discretion of management, at the direction of the issuer’s regulator or as a result of falling below certain capital thresholds. In addition, contingent convertible bonds may be converted to equity securities or be written down in principal value if the issuer falls below prescribed capital levels.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) are a type of ABS secured by mortgage loans.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are a type of MBS backed by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. They may be issued by U.S. government agencies, GSEs, or private issuers. CMOs are typically issued in multiple classes, or “tranches,” of bonds, each with a different level of seniority and credit risk. Each tranche is traded and valued separately. Payments of interest and principal rely on payments made in respect of the underlying mortgage pass-through securities. Typically, all payments received are applied first to pay interest on the various tranches, starting with the most senior, and then to pay down principal on the various tranches, again starting with the most senior. No principal payments are made on a tranche until the entire principal of the more senior tranches has been repaid.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. These securities may be issued and guaranteed by an agency of the U.S. government or GSE, or by a private entity. Security holders receive payments based on scheduled payments of interest and principal and unscheduled prepayments of principal on the underlying mortgage loans. The market value of these securities depends, in part, on expectations about the rate at which the underlying loans will be prepaid or default.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities, the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors.

Non-U.S. Securities. Each Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Some Funds may also invest in foreign currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. (or foreign) issuers are generally non-U.S. governments or companies organized outside the United States, but the Funds may make a different designation in certain circumstances.

Private Placement Securities. The Funds may invest in securities issued in private placements, including 144A securities. Such securities are subject to legal or contractual restrictions on resale and may include equity or debt securities of U.S. and non-U.S. issuers that are issued without registration with the SEC, including offerings outside the United States. Private placement or restricted securities often have lower overall liquidity than registered securities traded on established secondary markets and may be considered illiquid.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer.

Sovereign and Government-Related Debt includes inflation-linked bonds. Inflation-linked bonds are debt securities, the principal value of which is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-linked bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in a reference index. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect an inflation index calculated by that government. If the value of the inflation index falls, the principal value of inflation-linked bonds that are related to that index will be adjusted downward, and consequently the interest payable on such bonds (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount of certain inflation-linked bonds upon maturity is guaranteed by the issuer; however, the current market value of the bonds is not guaranteed and will fluctuate. To the extent a Fund invests in other inflation-linked securities that do not provide a similar guarantee, the bond repaid at maturity may be less than the original principal. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may have an adverse effect on the value of those securities.

U.S. Government Obligations. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some obligations purchased by the Funds are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and indirect obligations of the U.S. Treasury, such as obligations of Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the

PAGE 30   ∎ DODGE & COX FUNDS

U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and the Federal Farm Credit Banks.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. The Federal Housing Finance Agency (“FHFA”) and the U.S. presidential administration have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae’s or Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could have an adverse impact on a Fund’s performance.

Fannie Mae and Freddie Mac have entered into a joint venture to develop and operate a common securitization platform that will support their single-family mortgage securitization activities, including the issuance of a single, uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”). In June 2019, under the Single Security Initiative, Fannie Mae and Freddie Mac started issuing UMBS in place of their current offerings of to-be-announced (“TBA”) eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of Fannie Mae and Freddie Mac certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are difficult to ascertain.

When-Issued Securities. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased at a specific price for settlement on a future date in order to secure what is considered an advantageous price or yield at the time of entering into the transaction. A fund that purchases a when-issued security assumes all the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

DODGE & COX FUNDS ∎ PAGE 31

Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of any Fund will be achieved. The following table summarizes some of the risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks.

The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector-, industry-, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the SAI.

Risk	SF	GSF	ISF	BF	IF	GBF
Asset Allocation Risk				X
Below Investment-Grade Securities Risk				X	X	X
Call Risk				X	X	X
Counterparty Risk	X	X	X	X	X	X
Credit Risk				X	X	X
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X	X
Equity Risk	X	X	X	X
Hybrid Securities Risk	X	X	X	X	X	X
Interest Rate Risk				X	X	X
Liquidity Risk	X	X	X	X	X	X
Manager Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Mortgage- and Asset-Backed Securities Risk				X	X	X
Non-U.S. Currency Risk	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X
Sovereign and Government-Related Debt Risk				X	X	X
U.S. Municipal Bond Risk				X	X	X

Asset Allocation Risk. Dodge & Cox’s determination of a Fund’s broad asset allocation mix will affect that Fund’s performance. Dodge & Cox’s evaluations and assumptions regarding asset classes may not successfully achieve the Fund’s investment objective in view of actual market movements. A Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Below Investment-Grade Securities Risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” bonds, have speculative characteristics and may be more volatile than investment-grade debt securities. Below investment-grade securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. These securities typically yield a higher level of current income than higher-rated securities, but generally have greater credit and call risk, more price volatility, and less liquidity. An economic downturn, rising interest rates, or negative developments with respect to an issuer may affect the price and/or liquidity of a below investment-grade security more than an investment-grade security, and may reduce a Fund’s ability to sell these securities at an advantageous time or price. A security downgraded below investment-grade may lose significant market value even if no default occurs.

A Fund’s high yield bonds may include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are speculative and involve even greater risks than other high-yield bonds, including the risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment.

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The below investment-grade securities in which a Fund invests are not typically listed on any exchange and the secondary market (if any) for such securities may have lower overall liquidity than other securities, which may cause transactions in below investment-grade securities to be more costly. A lack of publicly available information, irregular trading activity, and wide bid-ask spreads, among other factors, may make these securities more difficult to sell at an advantageous time or price than other types of investments. These factors may affect the value a Fund may realize in selling below investment-grade securities, which could result in losses to a Fund.

An explanation of Moody’s, Fitch’s, and S&P’s rating categories is included in Appendix A to the SAI.

Call Risk. Issuers of callable bonds are permitted to redeem them before their full maturities. Buying a callable bond exposes a Fund to economic risks similar to selling call options. Issuers may call outstanding securities before their maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which a Fund is invested, that Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Counterparty Risk. Non-cleared derivatives, such as currency forward contracts and currency swaps, and other principal (i.e., non-exchange traded) transactions are subject to the risk that a counterparty may not make payments or deliveries when required to do so. Deterioration in the actual or perceived creditworthiness of a counterparty may affect the value of a derivative or other transaction with that counterparty. A number of broker-dealers and other financial institutions have experienced extreme financial difficulty in the past, sometimes resulting in bankruptcy. Counterparties may become subject to special resolution regimes in the United States and other jurisdictions, which may affect a fund’s ability to terminate and exercise remedies in respect of derivative positions. Although we monitor the creditworthiness of our counterparties, there can be no assurance that a Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to that Fund. Cleared derivatives are subject to the risk that the central clearing counterparty does not perform, which could occur in the event of large or widespread member defaults.

Credit Risk. The value of a debt security may decline if the market believes it is less likely that the issuer will make all payments of interest and principal as required. This could occur because of actual or perceived deterioration (whether by market participants, rating agencies, pricing services, or otherwise) in the issuer’s or a guarantor’s financial condition, or in the case of asset-backed securities, the likelihood that the loans backing a security will be repaid in full. A Fund could lose money if the issuer or guarantor of a debt security becomes bankrupt or subject to a special resolution regime, or is otherwise unable or unwilling to make timely interest and/or principal payments, or honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected by their ratings; however, such ratings may overestimate or underestimate the likelihood of default and may not accurately reflect the true credit risk of a security. The credit risk associated with corporate debt securities may change as the result of an event such as a large dividend payment, leveraged buyout, debt restructuring, merger, or recapitalization; such events are unpredictable and may benefit shareholders or new creditors at the expense of existing debt holders. Credit risk is likely to increase during periods of economic uncertainty or downturns. Credit risk associated with non-U.S. dollar denominated securities may increase if the value of an issuer’s home currency declines relative to the U.S. dollar. If a debt security owned by a Fund ceases to be rated or is downgraded below a permitted threshold, the Fund may (but is not required to) sell the security.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, forwards contracts and swap agreements, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rates, credit risk, security prices, or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. A derivative may be subject to liquidity risk, especially during times of financial market distress and certain types of derivatives may be terminated or modified only with the consent of their counterparties. Derivatives may require a Fund to post collateral to secure outstanding exposure, which may cause the Fund to forego other investment opportunities. Derivatives are subject to Counterparty Risk, as described above. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own.

Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The successful use of derivatives will often depend on the ability to accurately forecast movements in the market relating to the underlying instrument. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than Dodge & Cox anticipates, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by Dodge & Cox or that, if used, such strategies will be successful. Regulations may require a Fund to segregate certain of its assets or buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

DODGE & COX FUNDS ∎ PAGE 33

When a derivative is used for hedging purposes, gains generated by the derivative will generally be substantially offset by losses on the hedged investment and vice versa. Hedging can reduce or eliminate gains. Furthermore, while hedging is intended to mitigate possible losses due to specific risks, if a derivative used for hedging purposes does not correlate with the risk(s) and/or asset(s) it is hedging or otherwise does not perform to the extent expected, a Fund could experience no benefit from the hedge or lose more than it would have without seeking to hedge, especially under extreme market conditions. A Fund must also pay transaction costs associated with investing in derivatives which further reduce potential gains or increase potential losses.

Future regulation of derivatives and related instruments by the U.S. and non-U.S. governments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and a Fund.

Emerging Markets Risk. Non-U.S. Investment Risk (described below) may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to U.S. or developed non-U.S. issuers. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets.

The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuers.

Equity Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by a Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy.

Hybrid Securities Risk. Hybrid securities are typically subordinated to an issuer’s senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may have substantially lower overall liquidity than many other securities. Certain types of hybrid securities, such as non-cumulative perpetual preferred stock, are issued predominantly by companies in the financial services industry and thus may present increased risk during times of financial upheaval, which may affect financial services companies more than other types of issuers.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Changes in interest rates or yields may occur suddenly and unexpectedly, and may be caused by a wide variety of factors, including central bank monetary policies, changing inflation or real growth rates, general economic conditions, increased bond issuances, and reduced market demand for low yielding investments. A Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. A Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If a Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historically low levels in many developed countries, including the United States. Thus, a Fund faces a heightened level of risk associated with rising interest rates.

Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If a Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, which could result in a Fund being unable to buy or sell an investment at an advantageous time or price. As a result, a Fund could be forced to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument.

Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in debt securities. A Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment-grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of debt securities with lower overall liquidity. Because market makers

PAGE 34   ∎ DODGE & COX FUNDS

provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair a Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk.

Unusually high redemption requests or other unusual market conditions may make it difficult for a Fund to honor redemption requests within the permitted period. Meeting such requests could require a Fund to sell securities at reduced prices or under unfavorable conditions which could result in significant dilution of remaining shareholders’ interests in the Fund. Other market participants may be attempting to liquidate holdings at the same time as a Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment. Dodge & Cox uses financial and other models as part of its investment research, portfolio management, and trading processes. An incorrect assumption or error in a model could adversely affect a Fund. Also, depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for a Fund and a Fund’s investment objective may not be achieved. A Fund’s performance could differ significantly from its comparative index, or other funds with similar objectives and investment strategies.

Dodge & Cox applies investment ideas, including target allocations, to all eligible client portfolios within a particular strategy, including funds and separately managed account clients. This means Dodge & Cox may seek to buy or sell very large amounts of particular securities. As a result, certain investment opportunities that might be available to a smaller fund may not be available to the Funds. A Fund may not be able to take significant positions in limited investment opportunities or add significantly to existing positions. In addition, a Fund may not be able to quickly dispose of certain securities holdings.

The Funds are subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Funds may be unable to recover any losses associated with such failures.

Market Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment.

The U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse effect on a Fund’s investments and operations. Additional and/or prolonged government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent a Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in a Fund’s share price.

Although it is not a principal investment strategy of any Fund to focus on a specific sector, Dodge & Cox’s research-oriented, bottom-up approach towards security selection may at times result in significant exposure to one or more sectors, such as financials or health care, potentially in excess of 25% of the Fund’s total assets. To the extent that a Fund has significant exposure to a particular sector, its share value may fluctuate in response to events disproportionately affecting that sector. Examples of such events include, but are not limited to, changes in economic or business conditions, new government regulations, and the availability of basic resources or supplies.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact a Fund and its holdings. The extent and duration of such effects are difficult to determine. Similar consequences could arise as a result of the spread of other infectious diseases.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and other asset-backed securities are subject to various risks, including prepayment risk, extension risk, interest rate risk, and credit risk. Prepayment risk is the risk that principal will be repaid earlier than expected, which means the security will pay less interest over its life. A Fund may have to reinvest early repayments of principal in securities that bear a lower rate of interest or more credit risk. Prepayments are more likely at times when interest rates decline. Extension risk is the risk that principal will be repaid later than expected, which delays the return of principal to a Fund and may prevent a Fund from investing in securities that bear a higher rate of interest or less credit risk. Delayed repayment of principal may increase the duration and volatility of a security. Extension risk is

DODGE & COX FUNDS ∎ PAGE 35

more likely at times when interest rates rise. Mortgage- and other asset-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause a Fund to lose value. Mortgage- and other asset-backed securities are subject to credit risk (as described above). Credit risk is greater for mortgage- and other asset-backed securities that are not directly or indirectly guaranteed by a U.S. government-sponsored enterprise (“GSE”) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks). However, GSEs are not guaranteed by the U.S. Treasury and in the event that a GSE cannot meet its obligations, there can be no assurance that the U.S. government will provide support. Certain purchases of agency or GSE-guaranteed mortgage-backed securities are forward transactions (called “to-be-announced” or “TBA” transactions) that can settle a month or more after the trade date. If the counterparty to a TBA transaction does not perform its obligation to deliver the specified mortgage-backed securities, a Fund could be required to replace those securities at a higher price.

To the extent a Fund invests in asset-backed securities that use the London Interbank Offer Rate (“LIBOR”) as the reference rate or benchmark, the impact of the expected transition away from LIBOR by the end of 2021 is difficult to ascertain. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement or alternative rate. Certain debt securities and other instruments that reference LIBOR in which the Funds invest contain fallback provisions that could result in their reference rate becoming fixed at the last published LIBOR rate (effectively transforming to a fixed rate), which negatively impacts their value given the low interest rate environment. Furthermore, it is more difficult for issuers of asset-backed securities (or other securities issued by special purpose vehicles) to amend the terms of their securities to address the transition risk due to their structure.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect a Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Dodge & Cox may not be able to accurately estimate an issuer’s non-U.S. currency exposure and may not hedge or may not be successful in hedging a Fund’s currency exposure. A Fund bears transaction charges for currency exchange and currency hedging activities.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit a Fund’s ability to trade those securities.

Sovereign and Government-Related Debt Risk. An investment in sovereign or other government-related debt involves risk, including special risks not present in other types of debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt, or foreign currency exchange rates. Holders of sovereign or other government-related debt may be asked to participate in the rescheduling of such debt and to extend further loans to governmental or government-related entities. To the extent a Fund invests in sovereign or other government-related debt, that Fund may be exposed to the direct or indirect consequences of political, social, and economic changes in various countries, as well as to changes in local tax, insolvency, or other regulatory regimes. A Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations. For example, bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt may be substantially different from those applicable to corporate debt issuers.

PAGE 36   ∎ DODGE & COX FUNDS

With respect to inflation-linked debt securities, there can be no assurance that an inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated with the rate of inflation in the United States. While inflation-linked bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may have an adverse effect on the value of those securities. If interest rates rise due to reasons other than inflation (i.e., due to changes in currency exchange rates), investors in inflation-linked bonds may not be protected to the extent that the increase is not reflected in the applicable inflation measure. Repayment of the originally issued principal amount of certain inflation-linked bonds upon maturity is guaranteed by the issuer; however, the current market value of the bonds is not guaranteed and will fluctuate. To the extent a Fund invests in other inflation-linked debt securities that do not provide a similar guarantee, the bond repaid at maturity may be less than the original principal.

U.S. Municipal Bond Risk. Like other bonds, U.S. municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. U.S. municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities. Therefore, the investment performance of a Fund investing in U.S. municipal bonds may be more dependent on the analytical abilities of Dodge & Cox than if the Fund held other types of investments, such as stocks or other types of bonds. The market for U.S. municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to value U.S. municipal bonds or sell such bonds at attractive prices.

Some U.S. municipal bonds are tax-exempt, which means that income from those bonds is non-taxable. A significant restructuring of U.S. federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for tax-exempt municipal bonds is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning tax-exempt municipal bonds. In the case of a default enforcement action where a Fund gains ownership of an income-producing asset, any income derived from the Fund’s ownership or operation of such an asset may not be tax-exempt.

DODGE & COX FUNDS ∎ PAGE 37

How to Purchase Shares

If the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent”), or an authorized agent or sub-agent, receives your request in good order before the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. Eastern Time (“ET”), your transactions will be priced at that day’s net asset value per share (“NAV”). If your request is received after that time, it will be priced at the next business day’s NAV. Please note that requests delivered to a post office box or reported as delivered by an expedited shipping service are not deemed received until they are received and scanned by the processing team at the Transfer Agent’s office. The Funds are offered on a no-load basis. You do not pay sales charges or 12b-1 distribution fees.

	To Open and Maintain an Account	To Add to an Account
	Minimum Investment* $2,500 (regular account) $1,000 (IRA)	Minimum Investment* $100
By Internet dodgeandcox.com

Current shareholders can visit the Funds’ website and log in to “Account Access” to open additional accounts or to exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration. You can also roll assets over or transfer a lump sum from a non-Dodge & Cox Funds traditional or Roth IRA, or a qualified pension or profit-sharing plan.

New shareholders should visit “Invest with Us” to open an account.

Current shareholders can visit the Funds’ website and log in to “Account Access” to make subsequent investments directly from your pre-established bank account or exchange from another Dodge & Cox Fund account with the same registration.

By Mail

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Express, Certified or
Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219502

Kansas City, MO 64105-1407

Complete and sign the Account Application or IRA Application with a check for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer of Assets Form.

Call 800-621-3979 or visit the Funds’ website at dodgeandcox.com to obtain the appropriate forms.

Mail your check with an Invest-By-Mail form detached from your quarterly statement.

Make your check payable to Dodge & Cox Funds. All checks must be made in U.S. dollars and drawn on U.S. banks.

Important note: The Funds will not accept third party checks (checks not made payable to Dodge & Cox Funds), traveler’s checks, starter checks, or money orders.

Important note: If you buy Fund shares through a registered broker/dealer, financial institution, or investment adviser, the broker/dealer, financial institution, or adviser may charge you a service fee.

*	The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

PAGE 38   ∎ DODGE & COX FUNDS

How to Purchase Shares (continued)

Important note: Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone or internet transactions. This option will become effective approximately 15 business days after the Account Application or Account Options form is received by the Transfer Agent. The price paid for shares of a Fund will be the next determined NAV after the Transfer Agent receives your investment instructions in good order. If payment is not received by the third business day after your order is placed, your order may be canceled.

	To Open and Maintain an Account	To Add to an Account
By Telephone 800-621-3979

Current shareholders may call Client Services to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Current shareholders may call the automated system to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account to a new account with the same registration

New shareholders may not open an account by the automated system at this time.

Current shareholders may call Client Services to make subsequent investments directly from a pre-established bank account or to exchange from another Dodge & Cox Fund account with the same registration.

Current shareholders may call the automated system to make subsequent investments directly from a pre-established bank account or to exchange shares from another Dodge & Cox Fund account with the same registration.

Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day
By Wire Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration	Prior to making an initial investment by wire, a completed Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call 800-621-3979 to notify the Fund of your incoming wire transaction.	Call Client Services at 800-621-3979 during business hours to notify the Funds of your incoming wire transaction.
Automatically	The Funds offer ways to invest automatically or to periodically rebalance investments. Call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com to initiate automatic trading. You may also download the Account Options Form or IRA Options Form to establish this service. See Automatic Investment Plan and Automatic Periodic Rebalancing.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Certain institutional investors may be eligible to establish pre-authorized fax transaction privileges.

Important Information About Purchases. To help the government prevent the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Funds must obtain the following information:

∎	Name;
∎	Date of birth (for individuals);
∎	Physical residential address (post office boxes are still permitted for mailing); and
∎	Social Security Number, Taxpayer Identification Number, or other identifying number.

DODGE & COX FUNDS ∎ PAGE 39

Following receipt of your information, the Funds are required to verify your identity. You may be asked to provide certain other documentation (such as a copy of a driver’s license or a passport) in order to verify your identity. Additional information is required to open accounts for corporations and other non-natural persons. Additional information regarding beneficial ownership and control persons must be provided for certain types of legal entities.

The USA PATRIOT Act prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Funds can verify your identity. If the Funds are unable to verify your identity, the Funds may not open your account, may close your account, and/or may take other steps the Funds deem reasonable.

All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by the Transfer Agent, or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Fund Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or the Transfer Agent, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

If you fail to furnish a Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account, temporarily suspend services on the account, and/or stop payment when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may have occurred; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

Notice to Non-U.S. Individual Shareholders: The Funds and their shares are only registered in the United States. Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Funds do not offer their shares for sale outside of the United States. If a current shareholder of a Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States will be restricted from purchasing additional Shares.

How to Redeem or Exchange Shares

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.

Good order means that the request includes:

∎	Fund name and account number;
∎	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
∎	Signatures of all owners exactly as registered on the account (for written requests);
∎	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);
∎	Any certificates you are holding for the account; and
∎	Any supporting legal documentation that may be required.
∎

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory named on a certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) that accompanies the request or is on file with the Transfer Agent.

Sale or exchange requests received after the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to redeem shares in any account, including those in the name of an intermediary, and send the proceeds to the registered owner if the account value falls below the minimum initial investment amount. The Fund or its agent may, but is not required to, make reasonable efforts to notify the registered owner if the account falls below the minimum to provide the owner the option to contribute additional funds to meet the required minimum.

PAGE 40   ∎ DODGE & COX FUNDS

Account Type
By Internet dodgeandcox.com

All Accounts (Except retirement plans, corporate, and certain institutional accounts)

Visit the Funds’ website at dodgeandcox.com and log in to “Account Access” to place a sell order.

You may exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

By Mail

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219502

Kansas City, MO 64105-1407

All Accounts

Visit the Funds’ website at dodgeandcox.com and download, complete, and mail in the Redemption Request Form for a taxable account or an IRA Distribution Request Form for an IRA, to sell shares. These forms can also be obtained by calling Client Services at 800-621-3979.

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration (including a different name, address, or taxpayer identification number, you must provide the Transfer Agent with written instructions that include the Medallion guaranteed signature of all current account owners. See Medallion Signature Guarantees and Change in Account Registration and Transfer of Shares.

By Telephone 800-621-3979 Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day

Client Services:

You may call Client Services during business hours to speak with a representative to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration. This includes exchanges from retirement to taxable accounts.

Automated Phone System:

All accounts (except IRAs, retirement plans, corporate, and certain institutional accounts) may utilize the automated phone system at any time to sell shares using the self-service options.

All accounts including IRAs (except certain retirement plans, corporate, and certain institutional accounts) may utilize the automated phone system at any time to exchange shares from a Fund to open an account in another Fund or to add to an existing account with identical registration.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Automatically	The Funds offer ways to sell shares automatically or to periodically rebalance investments. Call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com to initiate automatic trading. You may also request or download the Account Options Form or IRA Distribution Request Form to establish this service. See Automatic Redemption Plan and Automatic Periodic Rebalancing.

Redemption Payments May Be Made By Check, Wire, or ACH

By Check Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

By Wire The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions—with Medallion signature guarantee—received with the redemption order.

By ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer.

Medallion Signature Guarantees You will need to have your signature Medallion guaranteed in certain situations, such as:

∎	Sending redemption proceeds to any person, address, or bank account not on record; or
∎	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

DODGE & COX FUNDS ∎ PAGE 41

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Redemptions-in-kind The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value or NAV (a “redemption in kind”). Such conditions may include, but are not limited to, circumstances under which raising cash to meet a redemption request could dilute the interests of the Fund’s remaining shareholders or compromise the Fund’s ability to raise enough cash to meet foreseeable redemption requests by other shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if a Fund effects a redemption in kind, the redeeming shareholder will bear market, liquidity, and other risks associated with such securities. Each of the Stock Fund, the Global Stock Fund, the International Stock Fund, and the Balanced Fund may also effect redemptions in kind in an effort to manage cash positions and/or to offset certain of the liquidity-related risks that arise from significant redemption activity. This practice may reduce the need for the Stock Fund, the Global Stock Fund, the International Stock Fund, and the Balanced Fund to maintain significant cash reserves and to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and capital gains. Dodge & Cox believes that this practice may benefit the applicable Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. Shareholders who redeem their shares in kind may sell some or all of the securities they receive from the applicable Funds. There is a risk that this activity could negatively impact the market value of those securities and, in turn, the NAV of such Funds. Dodge & Cox believes that the benefits described above outweigh the risk of potential negative NAV impact.

Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash, even with respect to redemptions on the same date. Shareholders paid in whole or in part in securities will receive a basket of securities that corresponds generally pro rata to the Fund’s portfolio holdings. With respect to the Stock Fund, the Global Stock Fund, the International Stock Fund, and the Balanced Fund, shareholders will receive either a pro rata basket or a “Redemption Basket” valued as they are for purposes of computing a Fund’s NAV. A list of the designated securities and approximate weightings of the securities comprising the Redemption Basket will be made available at dodgeandcox.com periodically and upon request. The Redemption Basket includes only securities that have been disclosed in the Fund’s latest quarter-end holdings disclosure. Dodge & Cox may in its discretion omit a security or adjust the weighting of a security included in the published Redemption Basket when processing a redemption in kind due to circumstances such as, but not limited to, changes in the applicable Fund’s investment strategy and portfolio holdings, the existence of material non-public information about the security, corporate actions, the fact that a security is using fair value pricing, or other circumstances, as may be determined by Dodge & Cox. There may be practical limitations on a Fund’s ability to effectuate redemptions in-kind, and it may not be possible for a Fund to exercise its right to redeem shares in-kind under certain circumstances. The Funds are not obligated to honor requests for a redemption in kind.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRAs Redemption requests for Traditional IRAs must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

Important Information About Redemptions Under certain circumstances, the Transfer Agent may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor, and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to the Transfer Agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by the Transfer Agent or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund’s investments at the time of redemption.

If, subsequent to placing a redemption order, market fluctuations cause the value of your account to fall below the requested redemption amount, your entire account will be redeemed.

Redemption payments are made as soon as practicable, generally within two business days, but under normal circumstances no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. Any redemption where payment has not cleared by the 15th day will be cancelled.

There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed, trading on the NYSE is restricted, or under any emergency or other circumstances as determined by the SEC.

Under normal conditions, the Funds typically expect to meet shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. In periods of unusually high redemptions, during stressed market conditions or

PAGE 42   ∎ DODGE & COX FUNDS

for other temporary or emergency purposes, a Fund may be required to use additional methods to meet shareholder redemptions. These methods include, but are not limited to, selling securities or otherwise liquidating investments, drawing on a credit facility to fund redemption requests, participating in an interfund lending facility, and making payment with Fund securities or other Fund assets rather than in cash (as discussed under “Redemptions-in-kind” above).

The Transfer Agent, acting on behalf of a Fund, may place a temporary hold on a pending transaction in a shareholder account, if the Transfer Agent reasonably believes that such transaction is the result of fraudulent activity or that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Exchanging Shares. An exchange is treated as a redemption and a purchase; therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $100 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Telephone and Internet Transactions. By using telephone or internet purchase, redemption, and/or exchange options, you agree to hold the Funds, Dodge & Cox, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents harmless from any losses, expenses, costs, or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. Although the Funds have adopted reasonable procedures to confirm that the instructions received are genuine, permitting telephone and internet redemptions in your account are subject to risk of losses due to unauthorized or fraudulent instructions. In addition, interruptions in service may mean that you will be unable to effect a redemption by telephone or internet when desired. For any questions regarding telephone or Internet transactions please call Client Services (800-621-3979).

If you are unable to reach a Fund by telephone or via the internet because of technical difficulties, market conditions, or a natural disaster, you have the option to make purchase, redemption, and exchange requests by regular or express mail. You may experience delays in exercising telephone redemption privileges, including during periods of abnormal market activity or high call volume. During periods of volatile economic or market conditions, you may want to consider transmitting redemption orders by internet or overnight courier.

If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

Transactions Through Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Dodge & Cox, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Payments to Certain Employee Benefit Plan Financial Intermediaries Dodge & Cox, at its expense without additional cost to the Funds or their shareholders, may provide additional compensation to certain employee benefit plan financial intermediaries with respect to the Funds. These payments may be made, at the discretion of Dodge & Cox, for shareholder recordkeeping or other administrative services provided to eligible defined contribution employee benefit plans holding the Funds, either directly or indirectly. The level of payments made to such a qualifying employee benefit plan financial intermediary in any given year will equal approximately 0.10% of the market value of the Stock, Global Stock, International Stock, and Balanced Fund accounts and 0.08% of the market value of the Income and Global Bond Fund accounts serviced by the financial intermediary. A number of factors will be considered in determining whether compensation should be paid to a financial intermediary, including the qualifying financial intermediary’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting, or other services to be provided, and the quality of the relationship with such Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying financial intermediaries in connection with efforts to maintain employee benefit plan accounts for participants in a cost-efficient manner; however, Dodge & Cox does not audit the financial intermediaries to verify the extent or nature of services provided. Dodge & Cox will, on a periodic basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available a Fund over other mutual funds. You should ask your financial intermediary about these differing and divergent interests and how it is compensated for administering your Fund investment.

DODGE & COX FUNDS ∎ PAGE 43

In addition to the payments described above, Dodge & Cox may also make payments to third parties for, among other things, data and other information, such as underlying customer information with respect to omnibus accounts or other industry information.

Excessive Trading Limitations

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Funds’ Board of Trustees has approved policies and procedures designed to detect and deter excessive trading in the Funds.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider that you have violated the excessive trading policy if it determines:

∎	You sell or exchange shares within a short period of time after the shares were purchased;
∎	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or
∎	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

The following transactions are exempt from the excessive trading policy:

∎	Shares purchased through reinvested distributions (dividends and capital gains);
∎	Shares purchased or sold through an automatic investment plan, automatic redemption plan, or automatic periodic rebalancing;
∎	Shares redeemed substantially in kind;
∎	Scheduled retirement plan contributions;
∎	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments;
∎	IRA transfers of assets, Roth IRA conversions, or IRA recharacterizations;
∎	Shares purchased or sold through certain “fund of funds” and asset allocation programs; and
∎	Certain transactions initiated by a trustee or adviser to a donor-advised charitable gift fund.

A Fund may also waive the application of excessive trading policies and procedures when it is determined that enforcement of such policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

Excessive trading may present risks to you and to a Fund in which you are a shareholder, including negative impact on the Fund’s performance, dilution in the value of its shares, interference with the efficient management of the Fund’s portfolio, losses on the sale of investments if securities are sold at unfavorable prices, increased taxable gains to remaining shareholders resulting from the need to sell securities to meet redemption requests, and increased brokerage and administrative costs. These risks may be greater to the extent a Fund invests in non-U.S. securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Funds’ non-U.S. portfolio securities trade and the time as of which the

Funds’ NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in the value of the Funds’ portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Funds’ NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value. The Funds have pricing and valuation procedures that are intended to reduce the potential for dilution and other adverse effects that can result from pricing inefficiencies. Although the Funds’ excessive trading policy and pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such policies and procedures will be completely effective. See Pricing of Fund Shares.

Trade Activity Monitoring The Funds monitor selected trades on a daily basis. Trade activity monitoring may include: reviewing accounts where a purchase and sale occurs within a short period of time; reviewing transaction amount thresholds; and making comparisons against the Funds’ “known offenders” database, which contains information about investors who have violated the excessive trading policy in the past. If the Funds determine that an investor has engaged in excessive trading, the Funds may temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Funds seek to act in a manner that is consistent with the best interests of Fund shareholders. The Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If a Fund believes that trading activity that appears excessive may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

The Funds or an authorized agent or sub-agent may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to a Fund. Such purchase orders may be revoked or cancelled by a Fund on the next business day after receipt of the order.

The application of the Funds’ excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Financial Intermediaries In general, it is the Funds’ expectation that each financial intermediary will enforce either the Funds’ or its own excessive trading policy. As a general matter, the Funds do not directly monitor the trading activity of beneficial

PAGE 44   ∎ DODGE & COX FUNDS

owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by financial intermediaries. Although the Funds have entered into information sharing agreements with financial intermediaries, which give the Funds the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Funds’ excessive trading policy, the ability of the Funds to monitor, detect, and curtail excessive trading through financial intermediaries’ accounts may be limited, and there is no guarantee that the Funds will be able to identify shareholders who may have violated the Funds’ excessive trading policy. Depending on the portion of Fund shares held through such financial intermediaries, excessive trading through financial intermediaries could adversely affect Fund shareholders. Fund shareholders who invest through Financial Intermediaries should contact the financial intermediary regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

Other Transaction Information

Change in Account Registration and Transfer of Shares Changes in account registrations, such as changing the name(s) on your account or transferring shares to another person or legal entity, must be submitted in writing and may require a Medallion signature guarantee. If, subsequent to making a transfer request, market fluctuations cause the value of your account to fall below the requested transfer amount, your entire account will be transferred. Please call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com and request or download the Change of Registration Form, the Gift of Shares Form, or the Inheritance Form to effect this change.

Escheatment of Abandoned Property

A Fund may be required to escheat (transfer to the state) your assets if they are deemed abandoned under a state’s unclaimed or abandoned property law. The following section provides a general summary of U.S. states’ unclaimed or abandoned property information.

Abandoned Property State unclaimed or abandoned property laws generally apply to both:

∎	Unclaimed securities, including shares of the Fund; and
∎	Uncashed dividends or other distributions from the Fund.

In the event that uncashed dividends or other distributions are deemed abandoned, the amounts of such dividends or distributions will be required to be reported and remitted to the applicable state. The state is required to hold such amounts until reclaimed by the owner, but will generally not pay interest on any amounts that are reclaimed.

In the event that your shares of a Fund are deemed abandoned, the Fund will be required to escheat or deliver the shares to the applicable state. The state is then typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated by the state, you will generally be able to recover only the amount that the state received when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheatment of shares to the state may also result in automatic withholding and tax penalties to you if the shares were held in a tax-deferred account such as an IRA. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

The rules for determining when a security or security distribution is required to be reported and delivered to the state vary considerably by state and may depend on the type of account in which the security is held. Some states require escheatment if you have had no contact with the Fund within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Other states may apply different rules. States may also change their rules or their interpretation of such rules form time to time.

Please check your state’s unclaimed or abandoned property department website for specific information.

Escheatment Prevention In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws for each of your Fund accounts, including both IRAs and non-retirement accounts. These laws can typically be found on your State Treasurer’s website. It is recommended that you maintain direct contact with the Funds at least annually. You may initiate contact in writing, by accessing your account through the Funds’ secure website at dodgeandcox.com, by calling into Client Services at 800-621-3979 and completing the automated security verification process or by speaking to a Client Service representative. Please note that certain states do not deem automatic plans as activity under such state’s escheatment laws. Additionally, please notify us of any name or address changes immediately and cash dividend and redemption checks from your account(s) promptly. It is also important to keep your beneficiary designations current. The Funds may attempt to notify you by mail if you are at risk of escheatment due to inactivity. Please open all correspondence from the Funds and respond, if requested.

Pricing of Fund Shares

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to (i) advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption

DODGE & COX FUNDS ∎ PAGE 45

orders until, and calculate NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, a Fund may determine to accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine. The days and times at which transactions and shares are priced, and until which orders are accepted, may also be changed in the event of an emergency or otherwise as permitted by applicable regulations.

If a Fund, or its authorized agent or sub-agent, receives your request in good order before the time as of which a Fund prices its shares (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, structured investments, and derivatives traded over-the-counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar investments, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Funds’ investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations.

The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing

Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Income Dividends and Capital Gain Distributions

Income dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you elect another option. The advantage of reinvesting arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares. Income dividends and capital gains distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network.

Important tax note: A Fund’s income dividends and capital gains distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Income Dividends Dodge & Cox Stock, Balanced, Income, and Global Bond Funds normally pay dividends of substantially all of its income (if any) quarterly in March, June, September, and December, but may pay less frequently. Dodge & Cox Global Stock Fund and International Stock Fund normally pay dividends (if any) annually in December.

Capital Gain Distributions If a Fund has net capital gains for the period January through October, those gains are generally paid in December. If a Fund has additional net capital gains for the period November through December, those additional gains are generally paid in March (for the Stock, Balanced, Income, and Global Bond Funds) or December (for the International Stock and

PAGE 46   ∎ DODGE & COX FUNDS

Global Stock Funds) of the following year. A Fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Buying a Distribution: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at dodgeandcox.com or by calling 800-621-3979) before you invest.

Federal Income Taxes

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state, and local or foreign tax consequences to you of investing in a Fund.

Taxes and Income Dividends and Capital Gains Distributions Each Fund will distribute substantially all of its income and capital gains to its shareholders every year.

In general, if your Fund shares are held in a taxable account, you will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Under current law, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts. In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions are currently generally taxed at a maximum rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends, or long-term capital gains.

Part of Dodge & Cox Stock, Global Stock, International Stock, and Balanced Funds’ income dividends may be eligible for the 50% deduction for dividends received by corporations. Foreign taxes paid by Dodge & Cox Global Stock Fund and International Stock Fund, on its investments may, subject to certain limitations, be passed through to you as a foreign tax credit, assuming the Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax (currently at a rate of 24%) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Cost Basis and Taxes on Sales (Redemptions) and Exchanges If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them.

Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and capital gains distributions. If you acquire Fund shares on or after January 1, 2012, generally referred to as “covered shares,” and subsequently sell or exchange those shares, the Fund is required to report cost basis information to you and to the IRS. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis. If you hold Fund shares in an account held by a broker/dealer, financial institution, or investment adviser, that firm may select a different default method. In those cases, please contact the firm holding your account to obtain information with respect to the cost basis calculation methods available for your account.

Additional information about cost basis reporting is available at dodgeandcox.com/tax_center_cost_basis.asp.

Foreign Shareholders Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

DODGE & COX FUNDS ∎ PAGE 47

Fund Organization and Management

Fund Organization Dodge & Cox Funds, a Delaware statutory trust (the “Trust”), is a family of six no-load mutual funds. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; and Dodge & Cox Global Bond Fund in 2014.

Investment Manager Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Global Bond Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million. Until April 30, 2021, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at 0.45%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. An expense reimbursement agreement has been in effect since the Global Bond Fund’s inception, without which returns for the Fund would have been lower.

A discussion regarding the basis for the Board of Trustees approving the Funds’ Investment Management Agreements is available in each Fund’s Annual Report, which covers the 12-month period ending December 31 each year.

The Board of Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Dodge & Cox and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor a Fund’s summary prospectus, the SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

Wholly-Owned Subsidiaries The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may invest in the Dodge & Cox Global Stock Fund Cayman, Ltd., Dodge & Cox International Stock Fund Cayman, Ltd., and Dodge & Cox Global Bond Fund Cayman, Ltd., respectively, each of which is a wholly owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each a “Cayman Subsidiary”). Each Fund may invest in its Cayman Subsidiary to gain exposure to non-U.S. registered securities. Each Cayman Subsidiary has entered into a separate Investment Management Agreement with Dodge & Cox for the management and administration of the Cayman Subsidiary’s portfolio. Dodge & Cox is not compensated by a Cayman Subsidiary for the services it provides to the Cayman Subsidiary. As described above, Dodge & Cox receives a management fee from each Fund based on the average daily net assets of the Fund, which includes any amounts invested in a Cayman Subsidiary. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund each bear the operating expenses of the relevant Cayman Subsidiary.

PAGE 48   ∎ DODGE & COX FUNDS

Investment Committees

U.S. Equity Investment Committee

The Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), and in general no single USEIC member is primarily responsible for making investment recommendations for the Stock and Balanced Funds. USEIC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. USEIC consists of the following eight members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, and IEIC; member of USFIIC (until 2019)	36
C. Bryan Cameron	Vice President	Senior Vice President of Dodge & Cox; Director of Research and member of USEIC; member of IEIC (until May 2020)	37
David C. Hoeft	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Chief Investment Officer (since 2019), Associate Director of Research (until 2019), and member of USEIC and GEIC (since 2016)	27
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Associate Director of Research (since 2019), Research Analyst, and member of USEIC and GEIC	24
Philippe Barret, Jr.	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC	16
Kathleen G. McCarthy	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2016)	13
Karol Marcin	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2018) and GEIC	20
Benjamin V. Garosi	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2019)	11

DODGE & COX FUNDS ∎ PAGE 49

Global Equity Investment Committee

The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), and in general no single GEIC member is primarily responsible for making investment recommendations for the Fund. GEIC consists of the following seven members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, and IEIC; member of USFIIC (until 2019)	36
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC; member of GFIIC (until 2018) and USEIC (until May 2020)	32
David C. Hoeft	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Chief Investment Officer (since 2019), Associate Director of Research (until 2019), and member of USEIC and GEIC (since 2016)	27
Roger G. Kuo	Vice President	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of GEIC and IEIC	22
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Associate Director of Research (since 2019), Research Analyst, and member of USEIC and GEIC	24
Karol Marcin	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2018) and GEIC	20
Lily S. Beischer	Vice President	Vice President of Dodge & Cox; Research Analyst and member of GEIC	19

PAGE 50   ∎ DODGE & COX FUNDS

International Equity Investment Committee

The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), and in general no single IEIC member is primarily responsible for making investment recommendations for the Fund. IEIC consists of the following eight members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, and IEIC; member of USFIIC (until 2019)	36
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC; member of GFIIC (until 2018) and USEIC (until May 2020)	32
Roger G. Kuo	Vice President	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of GEIC and IEIC	22
Mario C. DiPrisco	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	22
Keiko Horkan	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	20
Richard T. Callister	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	18
Englebert T. Bangayan	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2015)	18
Raymond J. Mertens	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2018); member of GEIC (until 2018)	17

DODGE & COX FUNDS ∎ PAGE 51

U.S. Fixed Income Investment Committee

The Dodge & Cox Income Fund’s investments and the debt portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), and in general no single USFIIC member is primarily responsible for making investment recommendations for the Balanced and Income Funds. USFIIC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of USFIIC and GFIIC	37
Thomas S. Dugan	Vice President	Senior Vice President and Director of Dodge & Cox; Director of Fixed Income (since January 2020), Co-Director of Fixed Income (2019-January 2020), Associate Director of Fixed Income (until 2019), and member of USFIIC and GFIIC	26
Larissa K. Roesch	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USFIIC	23
James H. Dignan	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC	21
Anthony J. Brekke	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC	17
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC	18
Lucinda I. Johns	Vice President	Vice President of Dodge & Cox; Associate Director of Fixed Income (since January 2020), Research Analyst, and member of USFIIC and GFIIC	18
Nils M. Reuter	Vice President	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (since 2018)	17
Michael Kiedel	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USFIIC (since 2018)	12

PAGE 52   ∎ DODGE & COX FUNDS

Global Fixed Income Investment Committee

The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), and in general no single GFIIC member is primarily responsible for making investment recommendations for the Fund. The GFIIC consists of the following seven members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of USFIIC and GFIIC	37
Thomas S. Dugan	Vice President	Senior Vice President and Director of Dodge & Cox; Director of Fixed Income (since January 2020), Co-Director of Fixed Income (2019-January 2020), Associate Director of Fixed Income (until January 2019), and member of USFIIC and GFIIC	26
James H. Dignan	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC	21
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC	18
Lucinda I. Johns	Vice President	Vice President of Dodge & Cox; Associate Director of Fixed Income (since January 2020), Research Analyst, and member of USFIIC and GFIIC	18
Matthew B. Schefer	Vice President	Vice President of Dodge & Cox; Research Analyst, and member of GFIIC (since 2018)	12
Jose F. Ursua	Vice President	Vice President of Dodge & Cox; Macro Research Analyst, and member of GFIIC (since January 2020)	5

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Funds.

DODGE & COX FUNDS ∎ PAGE 53

Investment Information and Shareholder Services

Statements and Reports	As a shareholder of the Fund you will receive the following statements and reports:
Confirmation Statement	Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction, except purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will be confirmed only on your account statement.
Account Statement	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year. You should contact Client Services immediately regarding any errors or discrepancies on the statement confirming your transaction(s). The statement will be deemed correct if we do not hear from you within 90 days.
Fund Financial Reports	Mailed in February and August.
Tax Statements	Generally mailed by January 31st; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.

The Funds offer you the following services: (call Client Services at 800-621-3979, write, or visit the Funds’ website at dodgeandcox.com for forms and additional information.)

Electronic Delivery of Reports and Prospectus Your Fund reports and the Funds’ prospectus can be delivered to you electronically, if you prefer. If you are a registered user of dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your preferences. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

Web Access Information on the Funds is available at dodgeandcox.com.

On the site you can:

∎	Open a new account;
∎	View your account balances and recent transactions;
∎	View or download your account statements, confirmation statements, and tax forms;
∎	Purchase, redeem, and exchange Fund shares;
∎	Learn more about Dodge & Cox’s approach to investing;
∎	Review the objectives, strategies, characteristics, and risks of the Funds;
∎	Review the Funds’ daily NAVs and performance;
∎	Download or order the Funds’ prospectus and Account Applications, shareholder reports, IRA information, and other forms; and
∎	Sign up for electronic delivery of the Funds’ prospectus, shareholder reports, proxy materials, account statements, and tax forms.

Telephone Services The Funds provide toll-free access (800-621-3979) to Fund and account information 24 hours a day, 7 days a week. The system provides total returns, share prices, and price changes for the Funds and gives your account balances and history (e.g., last transaction, latest dividend distribution). For certain account types, you can purchase, redeem, and exchange Fund shares.

Automatic Investment Plan You may make regular monthly, quarterly, semi-annual, or annual investments of $100 or more through automatic deductions from your bank account.

Automatic Redemption Plan If you own $10,000 or more of a Fund’s shares, you may receive regular monthly, quarterly, semi-annual, or annual payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

Automatic Periodic Rebalancing You may set a preferred Fund allocation online indicating the percent of your account to invest in each available Fund and the frequency with which to rebalance the account. Select a periodic schedule of quarterly, semi-annual, or annual rebalancing.

Individual Retirement Account (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.

Important Note: The services described may not be available through some retirement plans or accounts held by Financial Intermediaries. If you are investing in such a manner, you should contact your plan administrator/trustee or Financial Intermediaries about what services are available and with questions about your account.

PAGE 54   ∎ DODGE & COX FUNDS

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Annual Report, which is available upon request and on the Funds’ web site at dodgeandcox.com.

Dodge & Cox Stock Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$172.81	$203.61	$184.30	$162.77	$180.94
Income from investment operations:
Net investment income	3.65	2.90	3.09	3.05	2.42
Net realized and unrealized gain (loss)	37.98	(16.96)	30.03	30.56	(10.55)

Total from investment operations	41.63	(14.06)	33.12	33.61	(8.13)

Distributions to shareholders from:
Net investment income	(3.65)	(2.90)	(3.11)	(3.03)	(2.46)
Net realized gain	(17.03)	(13.84)	(10.70)	(9.05)	(7.58)

Total distributions	(20.68)	(16.74)	(13.81)	(12.08)	(10.04)

Net asset value, end of year	$193.76	$172.81	$203.61	$184.30	$162.77

Total return	24.80%	(7.08)%	18.32%	21.27%	(4.47)%
Ratios/supplemental data:
Net assets, end of year (millions)	$74,585	$63,005	$70,901	$61,600	$54,845
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.93%	1.41%	1.58%	1.83%	1.36%
Portfolio turnover rate	17%	20%	13%	16%	15%

Dodge & Cox Global Stock Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.03	$13.86	$11.91	$10.46	$11.83
Income from investment operations:
Net investment income	0.27	0.21	0.13	0.14	0.16
Net realized and unrealized gain (loss)	2.35	(1.96)	2.42	1.65	(1.11)

Total from investment operations	2.62	(1.75)	2.55	1.79	(0.95)

Distributions to shareholders from:
Net investment income	(0.34)	(0.25)	(0.13)	(0.14)	(0.19)
Net realized gain	(0.60)	(0.83)	(0.47)	(0.20)	(0.23)

Total distributions	(0.94)	(1.08)	(0.60)	(0.34)	(0.42)

Net asset value, end of year	$12.71	$11.03	$13.86	$11.91	$10.46

Total return	23.85%	(12.65)%	21.51%	17.09%	(8.05)%
Ratios/supplemental data:
Net assets, end of year (millions)	$10,296	$8,614	$9,911	$7,101	$5,708
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	2.13%	1.52%	1.02%	1.36%	1.39%
Portfolio turnover rate	22%	31%	18%	25%	20%

Dodge & Cox International Stock Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$36.91	$46.32	$38.10	$36.48	$42.11
Income from investment operations:
Net investment income	1.25	1.01	0.70	0.82	0.79
Net realized and unrealized gain (loss)	7.15	(9.34)	8.41	2.19	(5.58)

Total from investment operations	8.40	(8.33)	9.11	3.01	(4.79)

Distributions to shareholders from:
Net investment income	(1.71)	(1.08)	(0.89)	(0.85)	(0.84)
Net realized gain	—	—	—	(0.54)	—

Total distributions	(1.71)	(1.08)	(0.89)	(1.39)	(0.84)

Net asset value, end of year	$43.60	$36.91	$46.32	$38.10	$36.48

Total return	22.78%	(17.98)%	23.94%	8.26%	(11.35)%
Ratios/supplemental data:
Net assets, end of year (millions)	$50,228	$48,108	$65,670	$54,187	$57,029
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	2.85%	2.17%	1.57%	2.12%	1.86%
Portfolio turnover rate	15%	17%	17%	17%	18%

DODGE & COX FUNDS ∎ PAGE 55

Dodge & Cox Balanced Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$93.27	$107.00	$103.35	$94.42	$102.48
Income from investment operations:
Net investment income	2.48	2.20	2.28	2.34	2.06
Net realized and unrealized gain (loss)	15.35	(7.00)	10.45	12.89	(4.99)

Total from investment operations	17.83	(4.80)	12.73	15.23	(2.93)

Distributions to shareholders from:
Net investment income	(2.46)	(2.01)	(2.29)	(2.34)	(2.06)
Net realized gain	(7.04)	(6.92)	(6.79)	(3.96)	(3.07)

Total distributions	(9.50)	(8.93)	(9.08)	(6.30)	(5.13)

Net asset value, end of year	$101.60	$93.27	$107.00	$103.35	$94.42

Total return	19.62%	(4.61)%	12.59%	16.55%	(2.88)%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,747	$14,181	$16,387	$15,382	$14,269
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.46%	2.06%	2.12%	2.41%	2.03%
Portfolio turnover rate	35%	24%	19%	24%	20%

Dodge & Cox Income Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.26	$13.76	$13.59	$13.29	$13.78
Income from investment operations:
Net investment income	0.44	0.41	0.38	0.42	0.40
Net realized and unrealized gain (loss)	0.84	(0.45)	0.21	0.32	(0.48)

Total from investment operations	1.28	(0.04)	0.59	0.74	(0.08)

Distributions to shareholders from:
Net investment income	(0.43)	(0.40)	(0.38)	(0.42)	(0.40)
Net realized gain	(0.08)	(0.06)	(0.04)	(0.02)	(0.01)

Total distributions	(0.51)	(0.46)	(0.42)	(0.44)	(0.41)

Net asset value, end of year	$14.03	$13.26	$13.76	$13.59	$13.29

Total return	9.73%	(0.31)%	4.36%	5.62%	(0.59)%
Ratios/supplemental data:
Net assets, end of year (millions)	$63,546	$54,314	$54,287	$46,632	$43,125
Ratio of expenses to average net assets	0.42%	0.42%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.12%	3.02%	2.80%	3.11%	2.97%
Portfolio turnover rate	49%	37%	19%	27%	24%

Dodge & Cox Global Bond Fund	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.23	$10.92	$10.33	$9.67	$10.31
Income from investment operations:
Net investment income	0.38	0.40	0.37	0.30	0.34
Net realized and unrealized gain (loss)	0.87	(0.56)	0.49	0.54	(0.98)

Total from investment operations	1.25	(0.16)	0.86	0.84	(0.64)

Distributions to shareholders from:
Net investment income	(0.38)	(0.43)	(0.26)	(0.18)	—
Net realized gain	—	(0.10)	(0.01)	—	—

Total distributions	(0.38)	(0.53)	(0.27)	(0.18)	—

Net asset value, end of year	$11.10	$10.23	$10.92	$10.33	$9.67

Total return	12.23%	(1.45)%	8.31%	8.64%	(6.21)%
Ratios/supplemental data:
Net assets, end of year (millions)	$435	$226	$156	$110	$68
Ratio of expenses to average net assets	0.45%	0.45%	0.49%	0.60%	0.60%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.83%	0.92%	1.06%	1.33%	1.41%
Ratio of net investment income to average net assets	4.21%	4.15%	3.51%	3.77%	3.39%
Portfolio turnover rate	60%	55%	46%	73%	55%

PAGE 56   ∎ DODGE & COX FUNDS

Notes

DODGE & COX FUNDS ∎ PAGE 57

Notes

PAGE 58   ∎ DODGE & COX FUNDS

DODGE & COX FUNDS®

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus.

You can get free copies of a Fund’s annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Telephone: 800-621-3979

Internet: dodgeandcox.com

Reports and other information about the Funds (including the SAI) are available in the EDGAR database on the SEC’s website at www.sec.gov. You can also receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Funds’ Investment Company Act file no. 811-173